AEW REAL ESTATE FUND (“Real Estate Fund”)

NATIXIS DIVERSIFIED INCOME FUND (“Diversified Income Fund”)

Supplement dated December 5, 2011 to the Statement of Additional Information for AEW Real Estate Fund and Natixis Diversified Income Fund dated May 1, 2011, as may be revised or supplemented from time to time.

Effective immediately, the third paragraph within the section “Portfolio Holdings Information” is amended to include the following:

Subject to the policies adopted by the Funds’ Board of Trustees for the disclosure of portfolio holdings for non-investment purposes, Glass Lewis & Co., LLC and Battea Class Action Services, LLC receive holdings information (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of monitoring and processing any applicable class action lawsuits filed for the securities held within the Real Estate Fund and the AEW sub-advised segment of the Diversified Income Fund.